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                                                                  EXHIBIT 10(ad)

                      FOURTH AMENDMENT TO CREDIT AGREEMENT

         This FOURTH AMENDMENT TO CREDIT AGREEMENT (this "Amendment") is made as of the 7th day of November, 2003, by and among PULTE MORTGAGE LLC, a Delaware limited liability company (the "Borrower"), BANK ONE, NA, as agent under the "Credit Agreement" (as defined below) (the "Agent") and LASALLE BANK NATIONAL ASSOCIATION (the "Supplemental Lender").

         The Borrower, the Agent and certain other Lenders, as described therein, are parties to a Fourth Amended and Restated Revolving Credit Agreement dated as of March 31, 2003, as amended by a First Amendment to Credit Agreement dated as of August 1, 2003, a Second Amendment to Credit Agreement dated as of October 6, 2003 and a Third Amendment to Credit Agreement dated as of October 29th, 2003 (as it may be further amended from time to time, the "Credit Agreement"). All terms used herein and not otherwise defined shall have the same meaning given to them in the Credit Agreement.

         Pursuant to Section 2.10(c) of the Credit Agreement, the Borrower has the right to increase the Aggregate Commitment by obtaining additional Commitments upon satisfaction of certain conditions. This Amendment requires only the signature of the Borrower, the Agent and the Supplemental Lender so long as the Aggregate Commitment is not increased above $350,000,000.

         The Supplemental Lender is a new Lender which is a lending institution whose identity Agent will approve by its signature below.

         In consideration of the foregoing, the Supplemental Lender, from and after the date hereof shall have a Commitment in the amount shown next to its signature below and on Schedule 1 attached hereto, resulting in a new Aggregate Commitment of $310,000,000 as of the date hereof, and the Supplemental Lender hereby assumes all of the rights and obligations of a Lender under the Credit Agreement.

         The Borrower has executed and delivered to the Supplemental Lender as of the date hereof, if requested by the Supplemental Lender, a new Note in the form attached to the Credit Agreement as Exhibit A to evidence the Commitment of the Supplemental Lender.

         IN WITNESS WHEREOF, the Agent, the Borrower and the Supplemental Lender have executed this Amendment as of the date shown above.

                                        PULTE MORTGAGE LCC

                                        By: /s/ John D'Augustino
                                            ------------------------------------
                                        Name: John D'Augustino
                                        Title: Vice President

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                                        BANK ONE, NA, individually and
                                        as Agent

                                        By: /s/ Rodney S. Davis
                                            ------------------------------------
                                        Name: Rodney S. Davis
                                        Title: Associate Director

Commitment: $35,000,000                 LASALLE BANK NATIONAL ASSOCIATION

                                        By: /s/ Terry M. Keating
                                            ------------------------------------
                                        Name: Terry M. Keating
                                        Title: Senior Vice President

                                        Address for Notices:
                                        135 S. LaSalle Street, Suite 1731
                                        Chicago, Illinois 60603
                                        Attn: Tim Pham
                                        Phone: 312/904-4308
                                        Fax: 312/904-2982

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                                        BANK ONE, NA, individually and
                                        as Agent

                                        By: /s/ Rodney S. Davis
                                            ------------------------------------
                                        Name: Rodney S. Davis
                                        Title: Associate Director

Commitment: $35,000,000                 LASALLE BANK NATIONAL ASSOCIATION

                                        By: ____________________________________
                                        Name: __________________________________
                                        Title: _________________________________

                                        Address for Notices:
                                        135 S. LaSalle Street
                                        Chicago, Illinois 60603
                                        Attn:
                                        Phone:
                                        Fax:

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